STATEMENT OF INVESTMENTS
BNY Mellon Small/Mid Cap Growth Fund

June 30, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.2%
Capital Goods - 10.4%
AAON, Inc.	135,911	[a]	11,856,875
Axon Enterprise, Inc.	75,496	[b]	22,213,943
Builders FirstSource, Inc.	109,906	[b]	15,212,089
Curtiss-Wright Corp.	68,434		18,544,245
Fluor Corp.	484,861	[b]	21,115,697
Hubbell, Inc.	57,182		20,898,877
SiteOne Landscape Supply, Inc.	170,744	[a,b]	20,730,029
Zurn Elkay Water Solutions Corp.	332,876		9,786,554
			140,358,309
Commercial & Professional Services - 1.0%
CACI International, Inc., Cl. A	30,864	[b]	13,275,532
Consumer Discretionary Distribution & Retail - 5.2%
Burlington Stores, Inc.	57,657	[b]	13,837,680
Chewy, Inc., Cl. A	424,587	[b]	11,565,750
Ollie's Bargain Outlet Holdings, Inc.	298,029	[b]	29,257,507
Pool Corp.	51,730		15,898,181
			70,559,118
Consumer Durables & Apparel - 1.3%
Lululemon Athletica, Inc.	57,997	[b]	17,323,704
Consumer Services - 4.1%
Dutch Bros, Inc., Cl. A	506,135	[b]	20,953,989
European Wax Center, Inc., Cl. A	267,721	[a,b]	2,658,470
Planet Fitness, Inc., Cl. A	442,307	[b]	32,549,372
			56,161,831
Energy - 6.6%
Antero Resources Corp.	462,394	[b]	15,087,916
Cactus, Inc., Cl. A	273,484	[a]	14,423,546
EQT Corp.	861,754		31,867,663
Oceaneering International, Inc.	645,228	[b]	15,266,095
PBF Energy, Inc., Cl. A	290,241		13,356,891
			90,002,111
Financial Services - 4.9%
AvidXchange Holdings, Inc.	1,087,506	[a,b]	13,115,322
Block, Inc.	206,297	[b]	13,304,094
Flywire Corp.	411,806	[b]	6,749,500
Morningstar, Inc.	68,457		20,253,003
Tradeweb Markets, Inc., Cl. A	121,240		12,851,440
			66,273,359
Food, Beverage & Tobacco - 5.5%
Celsius Holdings, Inc.	725,066	[b]	41,394,018
Freshpet, Inc.	252,582	[a,b]	32,681,585
			74,075,603
Health Care Equipment & Services - 12.6%
Align Technology, Inc.	113,770	[b]	27,467,491

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.2% (continued)
Health Care Equipment & Services - 12.6% (continued)
DexCom, Inc.	252,745	[b]	28,656,228
Guardant Health, Inc.	502,271	[b]	14,505,587
Inspire Medical Systems, Inc.	278,434	[a,b]	37,262,822
iRhythm Technologies, Inc.	150,880	[b]	16,240,723
Outset Medical, Inc.	221,406	[a,b]	852,413
Privia Health Group, Inc.	764,963	[a,b]	13,295,057
PROCEPT BioRobotics Corp.	82,282	[b]	5,026,607
R1 RCM, Inc.	661,525	[b]	8,308,754
TransMedics Group, Inc.	123,829	[b]	18,651,124
			170,266,806
Household & Personal Products - .2%
Oddity Tech Ltd., Cl. A	83,989	[a,b]	3,297,408
Media & Entertainment - 7.2%
Liberty Media Corp-Liberty Formula One, Cl. C	273,914	[b]	19,677,982
Live Nation Entertainment, Inc.	195,711	[b]	18,345,949
Pinterest, Inc., Cl. A	575,748		25,373,214
Reddit, Inc., Cl. A	431,723	[a,b]	27,582,783
Roblox Corp., Cl. A	180,328	[b]	6,710,005
			97,689,933
Pharmaceuticals, Biotechnology & Life Sciences - 15.4%
Ascendis Pharma A/S, ADR	65,719	[b]	8,962,757
Autolus Therapeutics PLC	1,234,107	[b]	4,294,692
Bio-Techne Corp.	337,231		24,162,601
Denali Therapeutics, Inc.	308,361	[b]	7,160,142
GRAIL, Inc.	21,453	[b]	329,733
Illumina, Inc.	128,723	[b]	13,436,107
Insmed, Inc.	422,124	[b]	28,282,308
Natera, Inc.	244,386	[b]	26,464,560
Pacific Biosciences of California, Inc.	3,186,497	[a,b]	4,365,501
Repligen Corp.	230,219	[a,b]	29,021,407
Sarepta Therapeutics, Inc.	230,226	[b]	36,375,708
Twist Bioscience Corp.	259,717	[b]	12,798,854
Ultragenyx Pharmaceutical, Inc.	314,540	[b]	12,927,594
			208,581,964
Real Estate Management & Development - 2.6%
CoStar Group, Inc.	476,792	[b]	35,349,359
Semiconductors & Semiconductor Equipment - 4.1%
FormFactor, Inc.	342,467	[b]	20,729,528
Onto Innovation, Inc.	56,767	[b]	12,463,763
Rambus, Inc.	388,033	[b]	22,800,819
			55,994,110
Software & Services - 12.9%
Akamai Technologies, Inc.	93,023	[b]	8,379,512
Confluent, Inc., Cl. A	1,005,676	[b]	29,697,612
CyberArk Software Ltd.	51,418	[a,b]	14,058,710
HubSpot, Inc.	49,490	[b]	29,188,707

Description		Shares		Value ($)
Common Stocks - 96.2% (continued)
Software & Services - 12.9% (continued)
JFrog Ltd.		606,272	[b]	22,765,514
Klaviyo, Inc., Cl. A		898,626	[a,b]	22,366,801
Monday.com Ltd.		98,439	[b]	23,700,174
Shopify, Inc., Cl. A		371,834	[b]	24,559,636
				174,716,666
Technology Hardware & Equipment - 2.2%
Calix, Inc.		396,000	[b]	14,030,280
Pure Storage, Inc., Cl. A		256,446	[b]	16,466,398
				30,496,678
Total Common Stocks (cost $926,353,478)				1,304,422,491

Private Equity - 1.8%
Communication Services - .3%
Fundbox, Ser. D		702,664	[b,c]	3,513,320
Food, Beverage & Tobacco - .6%
Supplying Demand, Inc., Ser. E		497,558	[b,c]	7,458,394
Information Technology - .3%
Locus Robotics, Ser. F		101,086	[b,c]	4,539,772
Pharmaceuticals, Biotechnology & Life Sciences - .5%
Aspen Neuroscience, Ser. B		1,963,167	[b,c]	6,537,346
Software & Services - .1%
Roofstock, Ser. H		346,123	[b,c]	1,869,064
Total Private Equity (cost $34,978,403)				23,917,896
		Number of Rights
Rights - .0%
Health Care Equipment & Services - .0%
Abiomed, Inc. expiring 12/31/2049 (cost $0)		160,644	[c]	163,857
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $20,549,965)	5.42	20,549,965	[d]	20,549,965

Investment of Cash Collateral for Securities Loaned - 3.0%
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $41,047,433)	5.42	41,047,433	[d]	41,047,433
Total Investments (cost $1,022,929,279)		102.5%		1,390,101,642
Liabilities, Less Cash and Receivables		(2.5%)		(34,247,549)
Net Assets		100.0%		1,355,854,093

ADR—American Depositary Receipt

STATEMENT OF INVESTMENTS (Unaudited) (continued)

a Security, or portion thereof, on loan. At June 30, 2024, the value of the fund’s securities on loan was $125,045,627 and the value of the collateral was $127,980,849, consisting of cash collateral of $41,047,433 and U.S. Government & Agency securities valued at $86,933,416. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c The fund held Level 3 securities at June 30, 2024. These securities were valued at $24,081,753 or 1.8% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

The following is a summary of the inputs used as of June 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,304,422,491	-	-	1,304,422,491
Equity Securities - Private Equity	-	-	23,917,896	23,917,896
Investment Companies	61,597,398	-	-	61,597,398
Rights	-	-	163,857	163,857

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At June 30, 2024, accumulated net unrealized appreciation on investments was $367,172,363, consisting of $441,670,594 gross unrealized appreciation and $74,498,231 gross unrealized depreciation.

At June 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.